SHIELDZONE CORPORATION
INDEX TO UNAUDITED FINANCIAL STATEMENTS

CONTENTS

Financial Statements:

Balance Sheet - As of September 30, 2006 (Unaudited)	F-2

Statement of Operations - For the nine months ended September 30, 2006 and for the period from March 24, 2005 (inception) to September 30, 2005 (Unaudited)	F-3

Statement of Cash Flows - For the nine months ended September 30, 2006 and for the period from March 24, 2005 (inception) to September 30, 2005 (Unaudited)	F-4

Notes to Unaudited Financial Statements	F-5 to F-11

SHIELDZONE CORPORATION
BALANCE SHEET
September 30, 2006
(Unaudited)

ASSETS

CURRENT ASSETS:
Cash	$161,414
Accounts receivable, net	88,218
Inventories	77,067
Prepaid expenses	19,307
Advances due from officer and employees	2,096

Total Current Assets	348,102

PROPERTY AND EQUIPMENT - Net	230,938

OTHER ASSETS:
Deposits	4,516
Intangible assets	2,340

Total Other Assets	6,856

Total Assets	$585,896

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$116,097
Accrued expenses	78,412
Settlement fee payable	62,500
Income tax payable	1,604
Deferred income tax liability	25,190
Sales returns liability	26,000

Total Current Liabilities	309,803

SHAREHOLDERS' EQUITY:
Common stock ($0.001 Par Value; 50,000,000 Shares Authorized; 10,100,000 shares issued and outstanding)	10,100
Additional paid-in capital	90,900
Retained earnings	175,093

Total Shareholders' Equity	276,093

Total Liabilities and Shareholders' Equity	$585,896

See notes to unaudited financial statements

SHIELDZONE CORPORATION
STATEMENTS OF OPERATIONS
	For the Nine Months Ended September 30,	For the Period from March 24, 2005 (Inception) to September 30,
	2006	2005
	(Unaudited)	(Unaudited)

NET SALES	$1,978,533	$118,364

COST OF SALES	537,375	17,859

GROSS PROFIT	1,441,158	100,505

OPERATING EXPENSES:
Salaries and related taxes	669,895	11,400
Consulting	73,750	-
Advertising and marketing	269,689	12,766
Settlement fees	62,500	-
Other selling, general and administrative	350,331	17,362

Total Operating Expenses	1,426,165	41,528

INCOME FROM OPERATIONS	14,993	58,977

OTHER INCOME (EXPENSE):
Other expenses	(18,559)	-
Gain on sale of fixed assets	1,000	-
Interest income	5,819	-

Total Other Income (expense)	(11,740)	-

INCOME BEFORE BENEFIT FROM INCOME TAXES	3,253	58,977

INCOME TAXES BENEFIT	13,464	-

NET INCOME	$16,717	$58,977

Net income per common share - basic and diluted	$-	$0.01

Weighted average number of shares outstanding - basic and diluted	10,033,333	10,000,000

See notes to unaudited financial statements

SHIELDZONE CORPORATION
STATEMENTS OF CASH FLOWS

	For the Nine Months Ended September 30,	For the Period from March 24, 2005(Inception) to September 30,
	2006	2005
	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$16,717	$58,977

Adjustments to reconcile net income from operations to net cash provided by operating activities:
Depreciation	17,094	28
Deferred income tax benefit	(46,847)	-
Changes in assets and liabilities:
Accounts receivable	31,579	-
Inventories	(66,595)	(5,349)
Prepaid expenses	51,491	-
Due from related parties	4,268	-
Accounts payable and accrued expenses	148,689	3,300
Settlement fee payable	62,500	-
Income taxes payable	(1,864)	-
Accrued interest payable	-	17

NET CASH PROVIDED BY OPERATING ACTIVITIES	217,032	56,973

CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in notes receivable	-	(3,000)
Purchase of property and equipment	(171,263)	(2,582)

NET CASH USED IN INVESTING ACTIVITIES	(171,263)	(5,582)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions	25,000	-
Repayments on equipment financing payable	(10,016)	-
Proceeds from common stock	75,000	-

NET CASH PROVIDED BY FINANCING ACTIVITIES	89,984	-

NET INCREASE IN CASH	135,753	51,391

CASH - beginning of period	25,661	-

CASH - end of period	$161,414	$51,391

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$-	$-
Income taxes	$35,247	$-

Non-cash investing and financing activities:
Property and equipment acquired for equipment financing payable	$-	$15,069

See notes to unaudited financial statements.

SHIELDZONE CORPORATION
NOTES TO UNAUDITED FINANCIAL STATEMENTS
September 30, 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company

ShieldZone Corporation (the “Company”, “we”, “us”, or “our”) was incorporated in the State of Utah on March 24, 2005 as Protective Solutions, Inc. On January 30, 2006, the Company amended its articles of incorporation and changed its name to ShieldZone Corporation. The Company has developed and sells patent-pending protective shields under the name of the invisibleSHIELD™ for electronic devices.

Basis of Presentation

The accompanying unaudited financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The accompanying financial statements for the interim periods are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the periods presented. These financial statements should be read in conjunction with the financial statements for the year ended December 31, 2005 and notes thereto. The results of operations for the nine months ended September, 2006 are not necessarily indicative of the results for the full fiscal year ending December 31, 2006.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates in 2006 include the allowance for doubtful accounts, inventory valuation allowances, sales returns and warranty liability, the useful life of property and equipment and the valuation allowance on deferred tax assets.

Net income per common share

Basic income per share is computed by dividing net income by weighted average number of shares of common stock outstanding during each period. Diluted income per share is computed by dividing net income by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. At September 30, 2006, the Company did not have any dilutive securities.

SHIELDZONE CORPORATION
NOTES TO UNAUDITED FINANCIAL STATEMENTS
September 30, 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Stock-based compensation

Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment (“SFAS No. 123R”). SFAS No. 123R establishes the financial accounting and reporting standards for stock-based compensation plans. As required by SFAS No. 123R, the Company recognized the cost resulting from all stock-based payment transactions including shares issued under its stock option plans in the financial statements.

Prior to January 1, 2006, the Company accounted for stock-based employee compensation plans (including shares issued under its stock option plans) in accordance with APB Opinion No. 25 and followed the pro forma net income, pro forma income per share, and stock-based compensation plan disclosure requirements set forth in the Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (“SFAS No. 123”).

Recent accounting pronouncements

In February 2006, the FASB issued SFAS 155, which applies to certain "hybrid financial instruments," which are instruments that contain embedded derivatives. The new standard establishes a requirement to evaluate beneficial interests in securitized financial assets to determine if the interests represent freestanding derivatives or are hybrid financial instruments containing embedded derivatives requiring bifurcation. This new standard also permits an election for fair value remeasurement of any hybrid financial instrument containing an embedded derivative that otherwise would require bifurcation under SFAS 133. The fair value election can be applied on an instrument-by-instrument basis to existing instruments at the date of adoption and can be applied to new instruments on a prospective basis. The adoption of SFAS No.155 did not have a material impact on the Company's financial position and results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". This statement requires all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable, and permits for subsequent measurement using either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of Statement No. 140. The subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value eliminates the necessity for entities that manage the risks inherent in servicing assets and servicing liabilities with derivatives to qualify for hedge accounting treatment and eliminates the characterization of declines in fair value as impairments or direct write-downs. SFAS No. 156 is effective for an entity's first fiscal year beginning after September 15, 2006. The adoption of this statement is not expected to have a significant effect on the Company's future reported financial position or results of operations.

SHIELDZONE CORPORATION
NOTES TO UNAUDITED FINANCIAL STATEMENTS
September 30, 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (continued)

Recent accounting pronouncements (continued)

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 48, "Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109." This interpretation provides guidance for recognizing and measuring uncertain tax positions, as defined in SFAS No. 109, "Accounting for Income Taxes." FIN No. 48 prescribes a threshold condition that a tax position must meet for any of the benefit of an uncertain tax position to be recognized in the financial statements. Guidance is also provided regarding de-recognition, classification, and disclosure of uncertain tax positions. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect that this interpretation will have a material impact on its financial position, results of operations, or cash flows.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This Statement defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure related to the use of fair value measures in financial statements. The Statement is to be effective for the Company’s financial statements issued in 2008; however, earlier application is encouraged. The Company is currently evaluating the timing of adoption and the impact that adoption might have on its financial position or results of operations.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the financial statements upon adoption.

NOTE 2 - INVENTORIES

At September 30, 2006, inventories consisted of the following:

Finished Goods	$24,854
Raw Materials	52,213
Total	$77,067

NOTE 3 - EQUIPMENT FINANCING PAYABLE

During September and October 2005, the Company entered in two equipment financing arrangements totaling $25,004 in connection with the acquisition of office equipment. Under the financing arrangements, the Company shall make five equal payments, without interest, of approximately $5,000 each through December 2006. At September 30, 2006, amounts due under equipment financing arrangements were paid in full.

SHIELDZONE CORPORATION
NOTES TO UNAUDITED FINANCIAL STATEMENTS
September 30, 2006

NOTE 4 - SHAREHOLDERS’ EQUITY

Change in Authorized Shares

On January 30, 2006, the Company amended its articles of incorporation and increased the numbers of authorized shares of the Company to 10,000,000, of which 4,000,000 shares, no par value shall be common stock and 6,000,000 shares of no par value shall be preferred stock with such designations, rights and preferences as may be determined from time to time by the Board of Directors. In November 2006, the Company amended its articles of incorporation to cancel the preferred shares previously authorized and increase the number of authorized common shares to 10,500,000. In February 2007, the Company recapitalized with a public shell and authorized shares became 50,000,000 at $0.001 par value (see Note 9).

Forward Stock Split

In January 2006, the Company authorized a 2 for 1 forward stock split and then a 1980.198 for 1 forward stock split on the outstanding common stock. Additionally, in November 2006, the Company authorized a 2.525 for 1 forward stock split on the common stock. All share and per share data in the accompanying financial statements has been retroactively adjusted to account for these forward stock splits.

Common Stock

On January 13, 2006, under an agreement between the then sole shareholder of the Company (the “Shareholder”) and a then third party, the shareholder sold 50% of his equity holdings consisting of common shares in the Company, to the current Chief Executive Officer who was not an officer or related party at the time of the sale (see Note 10). At the agreement date the third party was appointed as an officer and director. The sale price was $25,000 cash ($.005 per share). The selling shareholder simultaneously contributed the $25,000 consideration back to the Company which amount was recorded as $25,000 of contributed capital.

In July 2006, the Company sold 100,000 common shares for $75,000 or $.75 per share.

On September 22, 2006, as amended on December 15, 2006, the Company entered into a one-year investor relations agreement, whereby the consultants agreed to assist the Company in structuring a transaction in order to attract investment capital and prospective public merger candidates. As compensation to the consultants, the Company agreed to pay the consultants 15% of the Company’s common stock, on a fully-diluted basis, to be retained as of the date of closing of any transaction principally involving closing of a funding and reverse merger transaction following which the Company’s existing stockholders shall become stockholders of a public company.

SHIELDZONE CORPORATION
NOTES TO UNAUDITED FINANCIAL STATEMENTS
September 30, 2006

NOTE 4 - SHAREHOLDERS’ EQUITY (continued)

On September 12, 2006, the Company entered into an Exclusive Finder’s Agreement (the “Finders Agreement”) with a third party consultant, whereby the consultant will act as the Company’s exclusive finder with respect to sales by the Company in a private placement transaction of up to an aggregate $6,000,000 in equity, or equity-related debt or bridge note securities of the Company to investors during the term of the Finders Agreement. In consideration for the services rendered, the Company shall pay to the consultant cash compensation equal to 9% of the gross offering funds received in the offering. Additionally, the consultant shall receive 10% warrant compensation (for every $10 raised, the consultant shall received 1 warrant). The warrant strike price shall equal the strike, expiration and registration rights of any warrants sold under the offering.

NOTE 5 - RELATED PARTY TRANSACTIONS

At September 30, 2006, $1,100 of advances was due from an officer and is included in the accompanying balance sheet in advances due from officer and employees.

In October 2005 the Company executed a 9 month consulting agreement with a then third party entity where the third party will provide corporate management services. The compensation was $85,000 cash which was paid in December 2005. As of December 31, 2005, $63,750 of the $85,000 is reflected as a prepaid asset. In January 2006 the sole owner of the third party entity became a related party by purchasing a 50% interest in the equity of the Company and being appointed Chief Executive Officer and Director (see Note 4).

NOTE 6 - CONCENTRATIONS

Concentration of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable. The Company places its cash with high credit quality financial institutions. The Company maintains its cash in bank deposit accounts, which, at times, exceed federally insured limits. The Company has not experienced any losses in such accounts through September 30, 2006.

Concentration of supplier

The Company purchases its raw materials primarily from one source. Management is aware of similar raw materials that would be available from other sources if required, and has current plans to immediately engage such resources if necessary.

Concentration of accounts receivable

At September 30, 2006, approximately 32% of accounts receivable was due from merchant banks for credit card sales to customers.

SHIELDZONE CORPORATION
NOTES TO UNAUDITED FINANCIAL STATEMENTS
September 30, 2006

NOTE 7 - SEGMENTS

During 2006, the Company operated in one segment. The percentages of sales by geographic region in 2006 were approximately:

United States	85%
Europe	13%
Other	2%

NOTE 8 - SETTLEMENT

In March 2006 the Company entered into a one-year consulting agreement where the consultant was to assist the Company in becoming publicly traded and with capital formation. The Company paid $10,000 at inception of the contract. In September 2006 the Company early terminated the contract and under a settlement agreement agreed to pay an additional $62,500 in cash which was accrued as a settlement fee payable at September 30, 2006. The amount was paid in October 2006.

NOTE 9 - SUBSEQUENT EVENTS

In November 2006, the Company entered into a Convertible Note (the “Convertible Note”), with an affiliate of the Company’s Chief Executive Officer in the original principal amount of $100,000. The note is convertible at the holder's option any time up to maturity at a conversion price equal to $.35 per common share. The note is due on May 15, 2007, bears interest at 20% per year and is unsecured. Such interest is payable at maturity. The common shares underlying the Note shall have piggy back registration rights.

The Company entered into a distribution agreement with a distributor (the “Distributor”) in March 2006. On December 12, 2006, under a settlement type purchase agreement the Company agreed to issue to the distributor 75,000 of its common shares, $13,000 cash, plus portion of payment due from a customer for which the distributor was the Company’s distributor in order to early cancel the distribution agreement. The 75,000 shares are valued at $.35 per share or $26,250 which was a contemporaneous sales price in a private transaction where an officer sold a portion of his shares.

On December 27, 2006, the Company entered into a Secured Convertible Note Purchase Agreement (the “Convertible Note Agreement”). Pursuant to the Convertible Note Agreement, the Company issued convertible note to the Investor in the original principal amount of $250,000. The note is convertible at the holder's option any time up to maturity at a conversion price equal to $.35 per common share. The note is due on March 1, 2007, bears interest at 4% per year, and is secured by substantially all of the assets of the Company. Such interest is payable at maturity and shall be computed on the basis of a 360-day year. The note shall automatically convert at any time prior to maturity upon the sooner of (i) a merger of the Company with and into a publicly listed or traded entity, or (ii) the Company consummates the issuance and sale of an aggregate of $500,000 of common stock. The common shares underlying the Note shall have piggy back registration rights.

SHIELDZONE CORPORATION
NOTES TO UNAUDITED FINANCIAL STATEMENTS
September 30, 2006

NOTE 9 - SUBSEQUENT EVENTS (continued)

On February 8, 2007, we executed an Agreement and Plan of Merger (the “Merger Agreement”) by and between Amerasia Khan Ltd. (a public shell) and its wholly-owned subsidiary, SZC Acquisition Inc., a Nevada corporation (“Subsidiary”) on the one hand and Shieldzone Corporation (“Shieldzone”), a Utah corporation, on the other hand. Pursuant to the Merger Agreement, Subsidiary was merged into Shieldzone with Shieldzone surviving the merger. In consideration, the shareholders of Shieldzone received 10,175,000 shares of Amerasia Khan Ltd. common stock which is approximately 69% of the total common shares outstanding just subsequent to the merger but before the simultaneous sale of 714,285 common shares for $250,000 ($0.35 per share)  of which subscriptions for $225,000 have been received as of the date of this report, and conversion of a $250,000 convertible promissory note for 714,286 shares.

The acquisition of Shieldzone will be accounted for as a recapitalization of Shieldzone Corporation, a Utah corporation because on a post-merger basis, the former shareholders of Shieldzone held a majority of the outstanding common stock on a voting and fully-diluted basis and had Board and management control. As a result, Shieldzone is deemed to be the acquirer for accounting purposes.

Accordingly the balance sheets just subsequent to the merger consists of the balance sheets of both companies at historical cost and the statement of operations consists of the historical operations of Sheildzone and the operations of Amerasia Khan Ltd. from the merger date.

All share and per share data in the accompanying financial statements have been retroactively changed to reflect the effect of the merger.